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                                PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT (the "Agreement") dated as of November 14, 2001, is by and between ___________________________________, a ______________ (the
"Pledgor") whose address is _________________________________________________
and WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, a national banking association, as agent for itself and Lenders party to the Operative Agreements (defined below) (in such capacity, the "Secured Party").

                                R E C I T A L S:

         A. ULTRAK OPERATING, L.P., a Texas limited partnership (the "Lessee" or the "Construction Agent"), ULTRAK, INC., a Delaware corporation (the "Guarantor"), FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually (in its individual capacity, the "Trust Company"), except as expressly stated herein, but solely as the Owner Trustee under the Ultrak Trust 1996-1 (the "Owner Trustee," the "Borrower" or the "Lessor"), Secured Party, WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, and BANK ONE, NA ("Bank One"), as Lenders (subject to the definition of Lenders in Appendix A to the Participation Agreement, individually, a "Lender" and collectively, the "Lenders") are parties to various Operative Agreements providing for a tax retention operating lease financing for Lessee and Guarantor, each dated as of March 31, 1997 (as amended, restated or modified from time to time, the "Operative Agreements"). Capitalized terms used in this Agreement, and not otherwise defined herein, shall have the same meanings as used in the Operative Agreements.

         B. Pursuant to the Operating Agreements, the Lenders have severally agreed to make Loans to the Borrower upon the terms and subject to the conditions set forth therein, to be evidenced by the Notes issued by the Borrower under the Credit Agreement.

         C. Secured Party has conditioned its obligations under the Operating Agreements upon the execution and delivery of this Agreement by Pledgor.

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                          Security Interest and Pledge

         Section 1.1. Security Interest and Pledge. As collateral security for the prompt payment in full when due of all amounts owing under the Loans (whether at stated maturity, by acceleration, or otherwise) and all present and future Obligations of Pledgor under the Operative Agreements, Pledgor hereby pledges and grants to Secured Party a first priority security interest in the following property (such property being hereinafter sometimes called the "Collateral"):

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              (a) Pledgor's Money Market Account #_________, maintained with
         Secured Party, in the amount of $500,000; and

              (b) all products, proceeds, revenues, distributions, dividends, stock dividends, securities, and other property, rights, and interests that Pledgor receives or is at any time entitled to receive on account of the same.

                                   ARTICLE II

                         Representations and Warranties

         Pledgor represents and warrants to Secured Party that:

         Section 2.1. Title. Pledgor owns, legally and beneficially, the Collateral free and clear of any Lien, security interest, pledge, claim, or other encumbrance or any right or option on the part of any third Person to purchase or otherwise acquire the Collateral or any part thereof, except for the security interest granted hereunder. Pledgor has the unrestricted right to pledge the Collateral as contemplated hereby.

         Section 2.2. First Priority Perfected Security Interest. This Agreement creates in favor of Secured Party a first priority perfected security interest in the Collateral. There are no conditions precedent to the effectiveness of this Agreement that have not been fully and permanently satisfied.

                                   ARTICLE III

                       Affirmative and Negative Covenants

         Pledgor covenants and agrees with Secured Party that:

         Section 3.1. Encumbrances. Pledgor shall not create, permit, or suffer to exist, and shall defend the Collateral against, any Lien, security interest, or other encumbrance on the Collateral except the pledge and security interest of Secured Party hereunder, and shall defend Pledgor's rights in the Collateral and Secured Party's security interest in the Collateral against the claims of all Persons.

         Section 3.2. Sale of Collateral. Pledgor shall not sell, assign, or otherwise dispose of the Collateral or any part thereof without the prior written consent of Secured Party.

         Section 3.3. Further Assurances. At any time and from time to time, upon the request of Secured Party, and at the sole expense of Pledgor, Pledgor shall promptly execute and deliver all such further instruments and documents and take such further action as Secured Party may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement, including, without limitation, the execution and filing of such financing statements as Secured Party may require. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the

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Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement. The Pledgor authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto relating to the Collateral without the signature of Pledgor where permitted by law.

         Section 3.4. Notification. Pledgor shall promptly notify Secured Party of (i) any Lien, security interest, encumbrance, or claim made or threatened against the Collateral, or (ii) any condition or change that could have a Material Adverse Effect on the Collateral

                                   ARTICLE IV

                       Rights of Secured Party and Pledgor

         Section 4.1. Power of Attorney. Pledgor hereby irrevocably constitutes and appoints Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead and in the name of Pledgor or in its own name, from time to time in Secured Party's discretion, to take any and all action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives Secured Party the power and right on behalf of Pledgor and in its own name to do any of the following (subject to the rights of Pledgor under Section 4.3 hereof), without notice to or the consent of Pledgor:

              (i) to demand, sue for, collect, or receive in the name of Pledgor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, or any other instruments for the payment of money under the Collateral;

              (ii) to pay or discharge taxes, Liens, security interests, or other encumbrances levied or placed on or threatened against the Collateral;

              (iii) (A) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; and (B) to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Pledgor's expense, at any time, or from time to time, all acts and things which Secured Party deems necessary to protect, preserve, or realize upon the Collateral and Secured Party's security interest therein.

         This power of attorney is a power coupled with an interest and shall be irrevocable. Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to Secured Party in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Secured Party shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions

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resulting from its willful misconduct. This power of attorney is conferred on
Secured Party solely to protect, preserve, and realize upon its security interest in the Collateral.

         Section 4.2. Assignment by Secured Party. Secured Party may at any time and from time to time assign the Obligations and any portion thereof and/or the Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of Secured Party under this Agreement in relation thereto.

         Section 4.3. Remedies Related to the Collateral. Notwithstanding anything to the contrary in this Agreement, the terms and conditions of that certain Tenth Amendment to Operative Agreements, executed on or about the date hereof, by and among Lessee, Guarantor, Pledgor, Secured Party and various Lenders, controls as it relates to the Collateral, and specifically, the Secured Party may not liquidate the Collateral and apply the funds received therefrom toward repayment of the Loans until the earlier of (i) failure to deliver the Commitment Letter on or before November 30, 2001, or (ii) failure to repay all accrued and unpaid interest, outstanding principal, expenses and other amounts owing on the Loans on or before December 17, 2001.

                                    ARTICLE V

                                     Default

         Section 5.1. Rights and Remedies. If any Event of Default shall occur, Secured Party shall have the following rights and remedies:

              (i) In addition to all other rights and remedies granted to Secured Party in this Agreement and in any other instrument or agreement securing, evidencing, or relating to the Obligations, Secured Party shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted by the State of Texas. Without limiting the generality of the foregoing, Secured Party may (A) without demand or notice to Pledgor, collect, receive, or take possession of the Collateral or any part thereof, (B) sell or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at Secured Party's offices or elsewhere, for cash, on credit, or for future delivery, and/or (C) bid and become a purchaser at any sale free of any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived and released by Pledgor. Pledgor agrees that Secured Party shall not be obligated to give more than ten (10) days written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Secured Party shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all attorneys' fees and other expenses incurred by Secured Party in connection with the collection of the Obligations and the enforcement of Secured Party's rights under this Agreement, all of which expenses and

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         fees shall constitute additional Obligations secured by this Agreement.
         Secured Party may apply the Collateral against the Obligations in such order and manner as Secured Party may elect in its sole discretion. Pledgor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay the Obligations. Pledgor waives all rights of marshalling in respect of the Collateral..

              (ii) Secured Party may cause any or all of the Collateral held by it to be transferred into the name of Secured Party or the name or names of Secured Party's nominee or nominees.

              (iii) Secured Party may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

              (iv) Secured Party shall have the right, but shall not be obligated to, exercise or cause to be exercised all voting, consensual, and other powers of ownership pertaining to the Collateral, and Pledgor shall deliver to Secured Party.

              (v) On any sale of the Collateral, Secured Party is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of Secured Party's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable governmental authority.

                                   ARTICLE VI

                                  Miscellaneous

         Section 6.1. Expenses; Indemnification. Pledgor agrees to pay on demand all costs and expenses incurred by Secured Party in connection with the preparation, negotiation, and execution of this Agreement and any and all amendments, modifications, and supplements hereto. Pledgor agrees to pay and to hold Secured Party harmless from and against all fees and all excise, sales, stamp, and other taxes payable in connection with this Agreement or the transactions contemplated hereby. Pledgor hereby indemnifies Secured Party and each affiliate thereof and their respective officers, directors, employees, attorneys, and agents from, and holds each of them harmless against, any and all losses, liabilities, claims, damages, penalties, judgments, costs, and expenses (including attorneys' fees) to which any of them may become subject which directly or indirectly arise from or relate to (i) the negotiation, execution, delivery, performance, administration, or enforcement of this Agreement, (ii) any of the transactions contemplated by this Agreement, (iii) any breach by Pledgor of any representation, warranty, covenant, or other agreement contained in this Agreement, or (iv) any investigation, litigation, or other proceeding, including, without limitation, any threatened investigation, litigation, or other proceeding relating to any of the foregoing. Without limiting any provision of this Agreement or any other instrument, or agreement securing, evidencing, or relating to the Obligations or any part thereof, it is the express intention of the parties hereto that each person or entity to be indemnified under this Section shall be indemnified from and held harmless against any and all

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losses, liabilities, claims, damages, penalties, judgments, costs, and expenses
(including attorneys' fees) arising out of or resulting from the sole or contributory negligence of the person or entity to be indemnified.

         Section 6.2. No Waiver; Cumulative Remedies. No failure on the part of Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

         Section 6.3. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Pledgor and Secured Party and their respective heirs, successors, and assigns, except that Pledgor may not assign any of its rights or obligations under this Agreement without the prior written consent of Secured Party.

         Section 6.4. AMENDMENT; ENTIRE AGREEMENT. THIS AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto.

         Section 6.5. Notices. All notices and other communications provided for in this Agreement shall be given or made by telex, telegraph, telecopy, cable, or in writing and telexed, telecopied, telegraphed, cabled, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopy, subject to telephone confirmation of receipt, or delivered to the telegraph or cable office, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid.

         Section 6.6. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

         Section 6.7. Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

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         Section 6.8. Survival. All representations and warranties made in this
Agreement shall survive the execution and delivery of this Agreement, and no investigation by Secured Party shall affect the representations and warranties of Pledgor herein or the right of Secured Party to rely upon them.

         Section 6.9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 6.10. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 6.11. Construction. Pledgor and Secured Party acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by Pledgor and Secured Party.

         Section 6.12. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, PLEDGOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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         IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement as of the day and year first written above.

                                       PLEDGOR:

                                                                               ,
                                       ----------------------------------------

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       Address for Notices:


                                       -----------------------------------------

                                       -----------------------------------------
                                       Fax No.:
                                               ---------------------------------
                                       Telephone No.:
                                                     ---------------------------
                                       Attention:
                                                 -------------------------------


                                       SECURED PARTY:

                                       WELLS FARGO BANK TEXAS, NATIONAL
                                       ASSOCIATION, as Agent


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       Address for Notices:

                                       1000 Louisiana, 4th Floor
                                       Houston, Texas  77002

                                       Fax No.:       (713) 739-1076
                                       Telephone No.: (713) 319-1406

                                       Attention:     Ronald P. Christenson
                                                      Vice President

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